Income tax	12 Months Ended
Dec. 31, 2025
Income taxes paid (refund) [abstract]
Income tax
Note 20. Income tax

Accounting policy
The Company and its subsidiaries are subject to income tax in their respective jurisdictions.
Deferred taxes are recognized when there are temporary differences between the carrying amount of assets and liabilities in the Company’s financial statements and the corresponding tax base used to calculate taxable profit. Deferred taxes are not recognized if they arise from the initial recognition of an asset or liability in a transaction other than a business combination which, at the time of the transaction, does not affect either the accounting or the taxable profit (tax loss).

The main source of deferred taxes relate to unused tax loss carryforwards. Deferred taxes are measured at the tax rates that are expected to apply to the period when the asset is expected to be realized or the liability is expected to be settled, based on tax rates and tax laws enacted or substantively enacted by the end of the reporting period. Deferred tax assets, which mainly arise as a result of tax loss carryforwards, are only recognized to the extent that it is probable that sufficient taxable income will be available in the future against which to offset the tax loss carryforwards or the temporary differences.

The recoverable amount of deferred tax assets is reviewed at the end of each reporting period and their carrying amount is reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow the benefit of part or all of the deferred tax assets to be utilized. Unrecognized deferred tax assets are reassessed at the end of each reporting period and are recognized when it becomes probable that future taxable profit will be available to offset the temporary differences. Management uses its best judgment to determine such probability.

Given the Company’s current stage of development and its short-term earnings outlook, no deferred tax assets have not been recognized;
Detail of income tax
For the year ended December 31, 2025, in accordance with the applicable legislation, the Company has €429.4 million of tax losses in France with an indefinite carryforward period, in comparison with €423 million and €367 million of tax losses with an indefinite carryforward period in France as of December 31, 2024 and 2023, respectively.The accumulated tax losses from Curadigm SAS and Curadigm Corp amounting to €4.9 million have been transferred to Nanobiotix SA in 2024 fiscal period, further to the merger and liquidation of these 2 affiliates.

For the year ended December 31, 2025, the U.S. affiliate generated a tax loss carryforwards of $0.3 million. As of December 31, 2024, the cumulative tax loss carryforwards for the U.S. entities have been completely offset against taxable income, as compared to $0.2 million as of December 31, 2023. The tax loss carryforwards that were generated before January 1, 2018 have an indefinite carryforward and may be applied to 100% of future taxable income; those generated after that date have an indefinite carryforward as well but may be applied to 80% of future taxable income. The tax loss carryforwards in the U.S. comply with the federal and each state’s Net Operating Loss (“NOL”) rules updated by the Tax Cuts and Jobs Act (“TCJA”) of 2017.

As per the Tax Cuts and Jobs Act, from January 1st, 2022, taxpayers are required to capitalize and amortize R&D expenditures that were paid or incurred in connection with their trade or business and amortize them over 5 years for U.S.-based R&D activities. Subsequently, Nano Corp applied the capitalization of R&D costs for U.S. tax purposes for fiscal years 2022, 2023 and 2024 and generated higher taxable income that was partly offset by available NOLs; the use of available NOLs explains the cancellation of the cumulative tax loss carryforwards at the end of 2024 for the US entities.

However, the enactment of the 'One Big Beautiful Bill Act' (OBBBA) in 2025 created a new Internal Revenue Code Section 174A, which reinstates the full deductibility of domestic R&D costs in the year paid or incurred, effective for tax years beginning after December 31, 2024. The OBBBA provides a specific relief for small business tax payers (defined as those with average annual gross receipts of $31 million or less). These entities may elect to apply the full deductibility of domestic R&D costs retroactively to taxable years beginning after December 31, 2021. This allows for the immediate conversion of previously capitalized R&D amounts into deductible expenses. For the fiscal year ended December 31, 2025, the company’s tax loss carryforwards remains based on the prior legislation. However, Nanobiotix Corp intends to file amended tax returns in 2026 for the 2022, 2023, and 2024 fiscal years to exercise these retroactive elections. This strategy is expected to result in higher Net Operating Losses (NOLs) available to offset future taxable income.

The following table reconciles the Company’s theoretical tax expense to its effective tax expense:

	For the year ended December 31,
(in thousands of euros)	2025	2024	2023
Net loss	(23,961)	(68,132)	(39,700)
Effective tax expense	3	101	120
Recurring loss before tax	(23,959)	(68,031)	(39,580)
Theoretical tax rate (statutory rate in France)	25.00%	25.00%	25.00%
Theoretical tax (benefit) expense	(5,990)	(17,008)	(9,895)
Share-based payment	885	1,074	805
Other permanent differences	(108)	195	(660)
Other non-taxable items (CIR)	(704)	(811)	(985)
Unrecognized deferred tax on timing differences and tax losses	5,920	16,651	10,854
Effective tax expense	3	101	120
Effective tax rate	0.0%	(0.1)%	(0.3)%

The cumulative net unrecognized deferred tax assets amounted to €121.6 million in 2025, including €111.0 million linked to accumulated net operating loss carryforwards at the end of 2025, in comparison with €110.9 million in 2024, including €105.9 million linked to accumulated net operating loss carryforwards at the end of 2024, and €95.0 million in 2023, including €91.8 million linked to accumulated net operating loss carryforwards at the end of 2023.
The deferred tax rate of the Company is unchanged at 25.8% in 2025 as compared to 2024 and in 2023.